UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12
Xenia Hotels & Resorts, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 11, 2016
Dear Stockholder:
You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Xenia Hotels & Resorts, Inc. to be held at the offices of Baker & Hostetler LLP, SunTrust Center, Suite 2300, 200 S. Orange Avenue, Orlando, Florida 32801, on Tuesday, May 24, 2016, at 9:00 a.m., local time.
At the Annual Meeting you will be asked to (a) elect eight directors to our board of directors, (b) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (c) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may submit your proxy or voting instructions via the Internet or by telephone, which will ensure your shares are represented at the Annual Meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or by telephone, or you may submit your proxy by completing and mailing the enclosed proxy card/voting instruction form. If you do attend the Annual Meeting, you may revoke your proxy should you wish to vote in person.
Important Note: If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than Friday, May 20, 2016. To register, follow the instructions provided on page 33 of the proxy statement. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting.
We thank you for your continued support and look forward to seeing you at the Annual Meeting.
Sincerely,

Jeffrey H. Donahue Chairman of the Board	Marcel Verbaas President and Chief Executive Officer

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XENIA HOTELS & RESORTS, INC.
200 S. Orange Avenue, Suite 1200
Orlando, Florida 32801
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2016
NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Xenia Hotels & Resorts, Inc., a Maryland corporation (“Xenia”), will be held at the offices of Baker & Hostetler LLP, SunTrust Center, Suite 2300, 200 S. Orange Avenue, Orlando, Florida 32801, on Tuesday, May 24, 2016, at 9:00 a.m., local time, for the following purposes:

1.	To consider and vote upon the election of eight directors that will each hold office until the 2017 annual meeting of stockholders and until his or her successor is duly elected and qualifies;

2.	To consider and vote upon the ratification of the appointment of KPMG LLP as Xenia’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

3.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on April 1, 2016 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
In seeking to conserve natural resources and reduce costs, we are primarily furnishing proxy materials to our stockholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive printed paper copies of the materials by mail, stockholders will receive a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials free of charge over the Internet.

By Order of the Board of Directors

Taylor C. Kessel Corporate Secretary
Orlando, Florida
April 11, 2016
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2016:
The proxy statement for the Annual Meeting and the Annual Report for the fiscal year ended December 31, 2015 are available free of charge at www.proxyvote.com.
The Board of Directors urges you to authorize proxies to vote your shares by telephone or via the Internet prior to the Annual Meeting or to obtain an admission ticket and vote in person at the Annual Meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or by telephone, or you may submit your proxy by completing and mailing the enclosed proxy card/voting instruction form.

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XENIA HOTELS & RESORTS, INC.
200 S. Orange Avenue, Suite 1200
Orlando, Florida 32801

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2016

The board of directors of Xenia Hotels & Resorts, Inc., a Maryland corporation (referred to herein as “Xenia,” “we,” “us” or the “Company”), solicits your proxy to vote at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 24, 2016, beginning 9:00 a.m., local time, at the offices of Baker & Hostetler LLP, SunTrust Center, Suite 2300, 200 S. Orange Avenue, Orlando, Florida 32801, and at any adjournments or postponements thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we are primarily furnishing proxy materials to our stockholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by stockholders, lower costs and reduce the environmental impact of the Annual Meeting.
This proxy statement for the Annual Meeting and the Annual Report for the fiscal year ended December 31, 2015, are available free of charge at www.proxyvote.com.
Beginning on or about April 11, 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders as of the close of business on April 1, 2016, which contained instructions on how to access and review proxy materials, including our proxy statement and our Annual Report for the fiscal year ended December 31, 2015, and how to submit proxies or voting instructions via the Internet. On or about April 11, 2016, we also began mailing a full set of proxy materials to certain stockholders, including those who previously requested a paper copy of the proxy materials.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials?
A.
The board of directors of Xenia is delivering or providing access to proxy materials to its stockholders in connection with its solicitation of proxies to vote at the Annual Meeting and at any adjournment or postponement thereof.
The SEC has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we have elected to provide access to our proxy materials, which include a Notice of Annual Meeting of Stockholders, this proxy statement and our Annual Report for the fiscal year ended December 31, 2015, at www.proxyvote.com. We sent the Notice to our stockholders as of the close of business on April 1, 2016, directing them to a website where they can access the proxy materials and view instructions on how to authorize proxies to vote their shares over the Internet or by telephone. Stockholders who previously indicated a preference for paper copies of our proxy materials received paper copies. If you received a Notice but would like to request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.
Choosing to receive your proxy materials over the Internet will help conserve natural resources and reduce the costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials.

2.	Q:	When and where is the Annual Meeting?
	A:	The Annual Meeting will be held at the offices of Baker & Hostetler LLP, SunTrust Center, Suite 2300, 200 S. Orange Avenue, Orlando, Florida 32801, on Tuesday, May 24, 2016, at 9:00 a.m., local time.
3.	Q:	What is the purpose of the Annual Meeting?
A:
At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of directors, the ratification of KPMG LLP as our independent registered public accounting firm and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

4.	Q:	How can I attend the Annual Meeting?
A:
Only stockholders of record and beneficial owners of Xenia common stock as of the close of business on April 1, 2016, the record date, or their duly authorized proxies, will be entitled to attend the Annual Meeting. To gain admittance, stockholders (or their proxies) must first obtain an admission ticket by registering no later than Friday, May 20, 2016. To register, follow the instructions provided on page 33 of this proxy statement. You must bring your admission ticket and a valid, government-issued photo identification (such as a valid driver’s license or passport) in order to gain access to the Annual Meeting. If you are a beneficial owner of Xenia common stock (as described in Question 6 below), you will need to obtain a legal proxy from your broker or other nominee in order to vote at the Annual Meeting, as further described in Question 7 below.
For directions to the meeting location, please contact us at 407-317-6950.
Stockholders may be required to enter through a security check point before being granted access to the meeting. No cameras, recording devices, other electronic devices or large packages will be permitted at the Annual Meeting. Photographs and videos taken at the Annual Meeting by or at the request of Xenia may be used by Xenia, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

5.	Q:	What should I do if I receive more than one Notice or set of proxy materials?
A:
You may receive more than one Notice or set of proxy materials. For example, if you hold your shares in more than one brokerage account, or if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice or set of proxy materials. Please be sure to submit your proxy or voting instructions for each account in which you hold shares.

6.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?
A:
Many Xenia stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:
Record Holders: If your shares are registered directly in your name with our transfer agent, DST Systems, Inc., you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record as of the record date, you have the right to grant your voting proxy directly to Xenia or to vote in person at the Annual Meeting.
Beneficial Owners:  If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice (or in some cases as described above, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors is considered a “non-discretionary” item, while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 10 below for more information about broker non-votes.

7.	Q:	Who can vote and how do I vote?
A:
Only stockholders as of the close of business on April 1, 2016, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please authorize a proxy to vote your shares as soon as possible, even if you plan to attend the Annual Meeting in person.
If you are a record holder, you may submit your proxy or voting instructions via the Internet or by telephone, which will ensure your shares are represented at the Annual Meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or by telephone, or you may submit your proxy by completing and mailing the enclosed proxy card/voting instruction form. If you attend the Annual Meeting, you may revoke your proxy should you wish to vote in person, and any previous votes that you submitted will be superseded by the vote that you cast at the Annual Meeting. Your attendance at the Annual Meeting is not sufficient in and of itself to vote, or revoke your proxy.
Beneficial owners may authorize a proxy by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will provide instructions for doing so. Beneficial owners who wish to vote at the Annual Meeting must first obtain a “legal proxy” from their broker, bank or other nominee, giving the beneficial owner the right to vote the shares at the meeting and present such legal proxy at the Annual Meeting.
To attend and vote at the Annual Meeting, all stockholders must also register by Friday, May 20, 2016, as described on page 33 of this proxy statement.
For further instructions on voting, see the Notice or Proxy Card. If you authorize a proxy by telephone, via the Internet or by returning your proxy card/voting instructions, the shares represented by the proxy will be voted in accordance with your instructions.

8.	Q:	What are my voting choices, and how many votes are required for approval or election?
A:
In the vote on the election of director nominees identified in this proxy statement to serve until the 2017 annual meeting of stockholders and until their respective successors have been duly elected and qualify, stockholders may (1) vote for all nominees or specific nominees or (2) withhold authority to vote for all nominees or specific nominees. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect each director.  The board of directors unanimously recommends a vote FOR each of the nominees.
In the vote on the ratification of the appointment of KPMG LLP as Xenia’s independent registered public accounting firm for fiscal year 2016, stockholders may (1) vote for the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016 will require the affirmative vote of a majority of the votes cast at the Annual Meeting; however, stockholder ratification is not required to authorize the appointment of KPMG LLP as our independent registered public accounting firm.  The board of directors unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016.

9.	Q:	What is the effect of a "withhold" or an “abstain” vote on the proposals to be voted on at the Annual Meeting?
A:
A "withhold" vote with respect to the election of directors, or an “abstain” vote with respect to the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year 2016 will not be considered a vote "cast" for either proposal. Because a plurality of all the votes cast at the Annual Meeting is required to elect a director (meaning that the candidate for each seat who receives the highest number of "for" votes will be elected) and each of our directors is running unopposed, a "withhold" vote will have no effect on the outcome of the election of directors. Because the affirmative vote of a majority of the votes cast at the Annual Meeting will be required for the stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016 (meaning that, of the votes cast, a majority of them must be voted "for" the proposal for it to be approved), an "abstain" vote will have no effect on the outcome of this proposal.

10.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?
A:
A “broker non-vote” will occur if you are the beneficial owner of shares held by a broker or other custodian and you do not provide the broker or custodian with voting instructions on the election of directors. This is because under applicable New York Stock Exchange (“NYSE”) rules, a broker or custodian may not vote on this matter without instruction from the underlying beneficial owner. A broker non-vote is not considered a “vote cast” or “entitled to vote” with respect to this matter and will not have any effect on the outcome of the election of directors. Under applicable NYSE rules, brokers and custodians may vote on the ratification of KPMG as our registered independent public accounting firm for 2016 in their discretion, and therefore we do not expect any broker non-votes on this matter.

11.	Q:	Who counts the votes?
A:
Broadridge Financial Solutions, Inc., will count the votes. The board of directors has appointed Broadridge Financial Solutions, Inc., or an authorized third party engaged by Broadridge Financial Solutions, Inc., to serve as the inspector of elections.

12.	Q:	Revocation of proxy: May I change my vote after I return my proxy?
A:
Yes, you may revoke your proxy if you are a record holder by filing written notice of revocation with Xenia’s corporate secretary at our principal executive offices at 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801 or by voting in person at the Annual Meeting.
If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

13.	Q:	What if I submit a proxy but do not specify a choice for a matter?
A:
Unless you indicate otherwise, the persons named as proxies will vote your shares FOR all of the nominees for director named in this proxy statement and FOR the ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2016.

14.	Q:	What constitutes a quorum?
A:
Presence at the Annual Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received with matters marked with abstentions or "withhold" votes, or that contain broker non-votes, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.

15.	Q:	Where can I find the voting results of the Annual Meeting?
	A:	We will publish final results on a Current Report on Form 8-K within four business days after the Annual Meeting.

16.	Q:	Who will pay the costs of soliciting these proxies?
A:
We will bear the entire cost of solicitation of proxies, including preparation of, and any assembly, printing and mailing of, the Notice, this proxy statement and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Xenia common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Xenia common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.
We have hired Georgeson Inc. to assist in the solicitation of proxies at a base fee of $6,500, plus additional amounts, which will vary depending upon the extent of services actually performed by Georgeson, plus reimbursement for reasonable out-of-pocket expenses.

17.	Q:	What happens if additional matters are presented at the Annual Meeting?
A:
Other than the two proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Marcel Verbaas and Barry A.N. Bloom, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

18.	Q:	How many shares of common stock are outstanding? How many votes do I have?
A:
As of the close of business on April 1, 2016, the record date for the Annual Meeting, there were 108,363,325 shares of our common stock outstanding and entitled to vote. Each stockholder will be entitled to one vote for each share of Xenia common stock held as of the record date.

19.	Q:	What is the impact of the spin-off of Xenia from InvenTrust Properties Corp. on the vote?
A:
On February 3, 2015, Xenia was spun-off from InvenTrust Properties Corp. (“InvenTrust Properties”), our former parent, through a taxable pro-rata distribution by InvenTrust Properties of 95% of our outstanding common stock to holders of record of InvenTrust Properties’ common stock as of the close of business on January 20, 2015 (the “Distribution”). Each holder of record of InvenTrust Properties’ common stock received one share of our common stock for every eight shares of InvenTrust Properties’ common stock held at the close of business on the record date for the Distribution. Following the Distribution, the Company became a stand-alone, publicly traded company, and on February 4, 2015, our common stock began trading on the NYSE under the ticker symbol “XHR.” Our separation from InvenTrust Properties, the Distribution and our subsequent listing on the NYSE are sometimes collectively referred to herein as the “Spin-Off”. InvenTrust Properties continues to hold 5,669,893 shares, or 5.2% of our common stock as of April 1, 2016, and it may vote those shares in its discretion. InvenTrust Properties was named Inland American Real Estate Trust, Inc. at the time of the Spin-Off. Inland American Real Estate Trust, Inc. changed its name to InvenTrust Properties Corp. effective April 16, 2015.

20.	Q:
What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2017 annual meeting of stockholders and identified in our form of proxy relating to the 2017 annual meeting?

A:
December 12, 2016 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our corporate secretary at our principal executive offices at 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

21.	Q:
What is the deadline under our current bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2017 annual meeting of stockholders?

A:
Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2017 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than November 12, 2016 and no later than 5:00 p.m., Eastern Time, on December 12, 2016. Stockholders are advised to review our bylaws, which were incorporated by reference as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2015, and which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our corporate secretary at our principal executive offices at 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

22.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?
A:
You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2017 annual meeting of stockholders. Your submission should be mailed to our corporate secretary at our principal executive offices at 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801. The section titled “Nominating and Corporate Governance Committee” below provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2016 Annual Meeting. The deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2017 annual meeting of stockholders is December 1, 2016.

ARTICLE II: CORPORATE GOVERNANCE
PROPOSAL 1 — ELECTION OF DIRECTORS
Xenia’s charter and bylaws provide that the board of directors may establish, increase or decrease the number of directors, but the number of directors shall never be less than the minimum number required by the Maryland General Corporation Law (“MGCL”) nor more than fifteen. At present, the number of members of the board of directors is fixed at eight.
In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Jeffrey H. Donahue, John H. Alschuler, Keith E. Bass, Thomas M. Gartland, Beverly K. Goulet, Mary E. McCormick, Dennis D. Oklak and Marcel Verbaas to stand for re‑election to the board of directors. Each of the foregoing has been nominated to hold office until the 2017 annual meeting of stockholders and until their respective successors have been duly elected and qualify. Unless otherwise instructed by the stockholder, the proxy holders will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.
Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the board of directors may designate a substitute nominee or substitute nominees (in which event proxy holders will vote for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the board of directors.
The board of directors unanimously recommends that the stockholders vote “FOR” each of Jeffrey H. Donahue, John H. Alschuler, Keith E. Bass, Thomas M. Gartland, Beverly K. Goulet, Mary E. McCormick, Dennis D. Oklak and Marcel Verbaas as directors to serve and hold office until the 2017 annual meeting of stockholders and until their respective successors have been duly elected and qualify.
OUR BOARD OF DIRECTORS
Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director is qualified and should serve as a director of Xenia.
Directors Standing for Re-Election
Jeffrey H. Donahue (age 70) has served as our Chairman of the Board since February 3, 2015. Mr. Donahue has served as Independent Lead Director of Welltower Inc. since March 2014, as Chairman since April 2014, and has served as a Director of Welltower Inc. since 1997. Mr. Donahue was the President and Chief Executive Officer of Enterprise Community Investment, Inc., a provider of affordable housing, from January 2003 to April 2009, and was Executive Vice President and Chief Financial Officer of The Rouse Company, a real estate development and operations company, from December 1998 to September 2002. From 2010 to 2015, Mr. Donahue served as a Director of Bentall Kennedy, an institutional real estate investment advisor, and currently serves as a Director of the National Development Company, a commercial development and property company. Since February 2016, Mr. Donahue has served as Independent Director and Audit Committee member of New Tower Trust Company, a privately owned real estate investment company. Mr. Donahue has also previously served on the board of T. Rowe Price Savings Bank from 2010 to 2013 and the boards of four T. Rowe Price mutual funds, as well as numerous charitable boards. He holds a Bachelor’s degree from Cornell University and an MBA from the University of Pennsylvania’s Wharton School. Mr. Donahue was commissioned as a naval officer at the Officer Candidate School in Newport, Rhode Island and later served for two years on the USS Enterprise.
Mr. Donahue contributes extensive knowledge of the real estate industry and financial expertise to our board of directors. The board of directors also values Mr. Donahue’s experience on various private and not-for profit company boards of directors, as well as his experience as a public company director.
John H. Alschuler (age 68) has served on the Board since February 3, 2015. Mr. Alschuler serves as Lead Independent Director and Chair of the Compensation Committee of SL Green Realty Corporation, an office property REIT focused on Manhattan real estate, where he has served as a Director since 1997. Mr. Alschuler serves as a Director for The Macerich Company, a REIT focused on the ownership of regional malls throughout the United States, where he has served since May 2015. Mr. Alschuler is the Chairman of HR&A Advisors Inc., a real estate, economic development and resiliency consulting firm. Mr. Alschuler served as Board Chair and is currently Emeritus Chair of Friends of the High Line Inc. He is also an Adjunct Associate Professor at Columbia University, teaching real estate development at the Graduate School of Architecture, Planning & Preservation and a Board Member of Center for an Urban Future. Mr. Alschuler received a Bachelor’s degree from Wesleyan University and an EdD degree from the University of Massachusetts at Amherst.

Mr. Alschuler brings to our board of directors extensive knowledge of commercial real estate and an expertise in intergovernmental relations. The board of directors also values Mr. Alschuler’s experience as a public company director.
Keith E. Bass (age 51) has served on the Board since February 3, 2015. Mr. Bass has served as President and Chief Executive Officer of WCI Communities, Inc., a lifestyle community developer and luxury homebuilder of single-and multi-family homes in Florida, since December 2012 and as a member of its board of directors since March 2012. From 2011 to November 2012, Mr. Bass was President of Pinnacle Land Advisors. From 2003 to 2011, Mr. Bass was an executive with The Ryland Group, and most recently, from 2008 to 2011, served as Senior Vice President of The Ryland Group and President of the South U.S. Region. From 2003 to 2008, Mr. Bass held the various titles at The Ryland Group of SE U.S. Region President, Orlando Division President and Vice President, Land Resources—SE U.S. Region. Prior to Ryland, Mr. Bass was President of the Florida Region of Taylor Woodrow from 1997 to 2003. He received a Bachelor’s degree from North Carolina Wesleyan College.
Mr. Bass brings to the board of directors significant executive management experience, including his extensive experience in the real estate industry. The board of directors also values Mr. Bass’s experience as a chief executive officer and a public company director.
Thomas M. Gartland (age 58) has served on the Board since February 3, 2015. Mr. Gartland serves as Director and Audit Committee member of AMB, a publicly traded provider of facility solutions, where he has served since October 2015. Mr. Gartland was President, North America for Avis Budget Group, a provider of vehicle rental services, from October 2011 until December 31, 2014. Mr. Gartland served as Executive Vice President of Sales, Marketing & Customer Care at Avis Budget Group, Inc. from April 2008 through October 2011, as a senior executive of JohnsonDiversey, Inc. from 1994 to 2008, including most recently as President of the North American Region from 2002 to 2008, and at Ecolab, Inc. from 1980 to 1994, most recently as Vice President and Director of National Accounts. He received a Bachelor’s degree in Business Administration/Marketing from the University of St. Thomas in St. Paul, Minnesota.
Mr. Gartland brings to our board of directors a strong background in sales and significant senior executive and operations experience at major, multi-national companies, including a major company in the travel industry.
Beverly K. Goulet (age 61) has served on the Board since February 3, 2015. Ms. Goulet served as Senior Vice President and Chief Integration Officer of American Airlines Group Inc. from 2013 to November 2015 and as Executive Vice President and Chief Integration Officer since December 2015. Ms. Goulet served as Chief Restructuring Officer of American Airlines from 2011 to 2013, and as Vice President—Corporate Development and Treasurer from 2002 to 2013. As Chief Restructuring Officer, Ms. Goulet helped guide American Airlines through its restructuring under Chapter 11 of the Bankruptcy Code. Prior to joining American Airlines, Ms. Goulet practiced corporate and securities law for 13 years. She received a Bachelor’s degree and a Juris Doctor from the University of Michigan.
Ms. Goulet brings to the board of directors significant executive management and financial experience at a major company in the travel industry. The board of directors also values Ms. Goulet’s legal experience.
Mary E. McCormick (age 58) has served on the Board since February 3, 2015. Ms. McCormick has extensive experience in real estate, capital markets, and corporate governance. Since 2010, Ms. McCormick has been a Senior Advisor with Almanac Realty Investors, LLC. She served the Ohio Public Employees Retirement System from 1989 through 2005, where she was most recently responsible for directing the fund’s real estate investments. Ms. McCormick has held a number of leadership positions for a variety of national and regional real estate associations, including Chair of the Pension Real Estate Association. Ms. McCormick has served as a Director of EastGroup Properties, an industrial REIT, since 2005, as a director of Broadstone Net Lease, a private REIT, since 2013, and as a Director of Mid America Apartment Communities from 2006 to 2010. Ms. McCormick is a member of the Urban Land Institute and has a Bachelor’s degree and an MBA from The Ohio State University.
Ms. McCormick contributes to our board of directors through her extensive experience in real estate, capital markets, and board governance. The board of directors values her leadership and public company director experience.
Dennis D. Oklak (age 62) has served on the Board since February 3, 2015. Mr. Oklak has been at Duke Realty Corporation, a REIT focused on industrial and office properties, since 1986 and, after holding various senior executive positions, served as Chief Executive Officer from April 2004 through December 2015 and as Director since April 2004. Mr. Oklak has served as Chairman of the Board of Directors of Duke Realty Corporation since 2005, and is currently its Executive Chairman. Mr. Oklak serves on the Executive Board of the National Association of Real Estate Investment Trusts and is a member of The Real Estate Roundtable. Mr. Oklak serves on the Executive Committee of the Central Indiana Corporate Partnership, the Board of Trustees of the Crossroads of America Council of the Boy Scouts of America Foundation and the Dean’s Advisory Board for Ball State University’s Miller College of Business. He holds a Bachelor’s degree from Ball State University.
Mr. Oklak contributes to the board of directors real estate industry, consulting, operations, development and executive leadership expertise, as well as finance, accounting and auditing expertise from his nine years as an accountant at Deloitte & Touche LLP prior to joining Duke Realty. The board of directors also values his experience as a chief executive officer and a public company director.

Marcel Verbaas (age 46) is our President and Chief Executive Officer and has held this position with Xenia or its affiliated entities (including affiliates of the Company’s former parent) since 2007. Mr. Verbaas has also served as a director of Xenia since August 2014. From December 2004 to the successful sale of the company in April 2007, Mr. Verbaas was Senior Vice President and Chief Investment Officer for CNL Hotels & Resorts, Inc., a real estate investment trust. In that capacity, he was responsible for the company’s investment activities, acquisitions and dispositions. Mr. Verbaas served as Senior Vice President and Chief Investment Officer for CNL Retirement Corporation from June 2003 to December 2004, during which time he oversaw more than $2.5 billion in acquisitions in the seniors housing and medical office segments. From 2000 to 2003, Mr. Verbaas held the positions of Vice President of Real Estate Finance and Senior Vice President of Project Finance with CNL Hospitality Corporation, the former advisor to CNL Hotels & Resorts, Inc. Prior to joining CNL in 2000, Mr. Verbaas served as Director of Corporate Finance for Stormont Trice Development Corporation, a private hotel development company. Mr. Verbaas also held positions in real estate finance with GE Capital Corporation and Ocwen Financial Corporation where he primarily focused on the financing of lodging properties. Mr. Verbaas received his Master’s Degree in Business Economics from Erasmus University of Rotterdam, The Netherlands.
Mr. Verbaas’ qualifications to serve on our board of directors include his 20 years of experience in the lodging industry and his general expertise in real estate operations. Further, the board of directors also considered how his additional role as our President and Chief Executive Officer would bring management perspective to board deliberations and provide valuable information about the status of our day-to-day operations.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Corporate Governance Profile and Board Leadership Structure
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	our board of directors is not classified, with each of our directors subject to election annually;

•	of the eight persons who serve on our board of directors, our board of directors has determined that seven, or 87.5%, satisfy the listing standards for independence of the NYSE;

•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

•	we have opted out of the business combination provisions (provided that the business combination has been approved by the board of directors) and control share acquisition provisions of the MGCL; and

•	we do not have a stockholder rights plan.
Our Corporate Governance Guidelines provide that our board of directors shall select its chairperson and the Company’s chief executive officer in any way it considers in the best interests of the Company. Therefore, the board does not have a policy on whether the role of the chairperson and chief executive officer should be separate or combined. The board has currently determined that it is appropriate to separate these roles, with Marcel Verbaas serving as president and chief executive officer, and Jeffrey Donahue serving as chairman of the board. The board believes this current leadership structure best serves the objectives of the board’s oversight of management, the board’s ability to carry out its roles and responsibilities on behalf of the stockholders, and the Company’s overall corporate governance. The board also believes the current separation of the chairman and chief executive officer roles allows Mr. Verbaas to focus his time and energy on operating and managing the Company, drawing on his historical knowledge of the Company and its portfolio, and also leverages Mr. Donahue’s broad industry experience and perspectives. The board will periodically review the leadership structure to determine whether it continues to best serve the Company and its stockholders.
During the fiscal year ended December 31, 2015, our board of directors held nine (9) meetings (and took action four (4) times by written consent). The audit committee held nine (9) meetings, the compensation committee held nine (9) meetings, the nominating and corporate governance committee held four (4) meetings and the executive committee held two (2) meetings. No incumbent director attended fewer than 75% of the total number of meetings of the board of directors and committees on which such director served during 2015. All of our directors attended our 2015 annual meeting of stockholders.
Our non-management directors meet regularly in executive sessions without the presence of any members of management, with our chairman of the board presiding over such sessions. Our directors are expected to make every effort to attend all meetings of the board of directors, meetings of the committees of which they are members and any meeting of stockholders.

Stock Ownership Guidelines
We have adopted stock ownership guidelines for our executive officers and non-employee directors to align the financial interests of our executive officers and non-employee directors with those of our stockholders. Pursuant to our guidelines, our executive officers and non-employee directors shall hold shares of our common stock having an aggregate value equal to or greater than the multiple of his or her base salary or annual base retainer, as applicable, as shown in the following table.

Executive Officers/Non-Employee Directors	Multiple of Base Salary/Annual Base Retainer
Chief Executive Officer	5X
Other Executive Officers	3X
Non-Employee Directors	5X
Shares of our common stock owned directly by our executive officers and non-employee directors, including restricted shares and shares deliverable upon settlement of restricted stock units, other than those restricted shares or restricted stock units that remain subject to performance-based vesting conditions, and LTIP units of XHR, L.P., count toward the executive officers’ and non-employee directors’ stock ownership goals. Shares owned indirectly will count toward an executive officer’s and non-employee director’s stock ownership goal if the executive officer or non-employee director has an economic interest in the shares. All executive officers and non-employee directors have five years after first becoming subject to the guidelines to attain the applicable ownership threshold. If an executive officer or non-employee director becomes subject to a greater ownership threshold, due to a promotion or an increase in his or her base salary or annual base retainer, as applicable, the executive officer or non-employee director is expected to meet the higher ownership threshold within three years. Each of our executive officers and non-employee directors has until February 2020 to meet his or her respective ownership threshold.
During any time period in which an executive officer’s or non-employee director’s stock ownership goal has not been achieved, including during the five-year period to attain compliance with the ownership guidelines, the executive officer or non-employee director will be required to retain at least 75% of the “net shares” delivered through our equity incentive compensation plans. “Net shares” include shares of our common stock or units of XHR, L.P., and include those shares that are owned by the executive officer or non-employee director after shares are sold, swapped or traded to pay applicable withholding taxes and the exercise price of stock options. If the executive officer’s or non-employee director’s stock ownership goal is not attained by the end of the five-year period, the retention requirement shall be increased to 100%. Once an executive officer or non-employee director achieves his or her stock ownership goal, the retention restrictions no longer apply unless a disposition would cause the executive officer’s or non-employee director’s stock ownership to fall below his or her goal. In the event that there is a significant decline in our stock price that causes an executive officer’s or non-employee director’s holdings to fall below the applicable threshold, the executive officer or non-employee director will not be required to purchase additional shares to meet the threshold, but the executive officer or non-employee director shall not be permitted sell or transfer any shares until the threshold has again been achieved.
Role of our Board of Directors in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process as well as strategic risks to the Company. Our board of directors administers this oversight function directly, with support from its four standing committees, the audit committee, the nominating and corporate governance committee, the compensation committee, and the executive committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our nominating and corporate governance committee provides oversight with respect to corporate governance and oversight of ethical conduct and monitors the effectiveness of our corporate governance guidelines. The compensation committee is responsible for overseeing risks related to the Company’s compensation policies and practices.
Board Committees
Our board of directors has established four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and an executive committee. The principal functions of each committee are briefly described below. Each of the audit committee, compensation committee and nominating and corporate governance committee comply with the applicable listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, with respect to each of these committees and each of these committees is comprised exclusively of independent directors. Each of the audit committee, the compensation committee and the nominating and corporate governance committee was formed by our board of directors in February 2015 following the Spin-Off. The executive committee was formed in June 2015. Prior to the Spin-Off, we were a wholly owned subsidiary of InvenTrust Properties and these committees were not yet formed.
Additionally, our board of directors may from time to time establish other committees to facilitate the board’s oversight of management of the business and affairs of our company.
Audit Committee
Messrs. Oklak and Donahue and Ms. Goulet are the members of the audit committee of the board of directors with Mr. Oklak serving as Chair. Our audit committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. Each of the members of the audit committee is independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC. Each member of the audit committee qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. Our board of directors has determined that each of the members of our audit committee is “financially literate” as that term is defined by the NYSE corporate governance listing standards. The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the evaluation of the qualifications, independence and performance of our independent registered public accounting firm; and

•	the design and implementation and performance of our internal audit function.
The audit committee is also responsible for, among other things:

•
appointing, evaluating, compensating, and overseeing an independent registered public accounting firm, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm and reviewing the adequacy of the auditing firm’s internal quality control procedures;

•	preparing the audit committee report required by SEC regulations to be included in our proxy statement;

•	reviewing and discussing the Company’s annual and quarterly financial statements with management and the independent auditor;

•	engagement, evaluation and compensation of the internal auditor;

•	discussing our overall risk assessment and management, including major financial risks; and

•	reviewing and approving any transaction between us and a related person pursuant to our related person transaction policy.
Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.xeniareit.com under the headings “Investor Relations — Corporate Governance — Audit Committee Charter”.
Compensation Committee
Messrs. Gartland, Alschuler and Bass are the members of the compensation committee of the board of directors with Mr. Gartland serving as Chair. Each of the members of the compensation committee is independent, as defined by the rules of the NYSE and the rules and regulations of the SEC. The compensation committee is responsible for, among other things:

•
annually reviewing and approving the corporate goals and objectives with respect to the compensation of our Chief Executive Officer and evaluating our Chief Executive Officer’s performance in light of these goals and objectives and, based upon this evaluation, setting our Chief Executive Officer’s compensation;

•	reviewing and setting or recommending to our board of directors the compensation of our executive officers other than the Chief Executive Officer;

•	reviewing and making recommendations to our board of directors regarding director compensation;

•	reviewing and approving or recommending to our board of directors our incentive compensation and equity-based plans and arrangements;

•
to the extent that we are required to include a Compensation Discussion and Analysis (“CD&A”) in our Annual Report on Form 10-K or annual proxy statement, reviewing and discussing with management our CD&A and considering whether to recommend to our board of directors that our CD&A be included in the appropriate filing;

•	preparing the annual Compensation Committee Report, to the extent we are required to include it in our Annual Report on Form 10-K or annual proxy statement; and

•	overseeing and periodically assessing material risks associated with our compensation structure, policies and programs generally (for all employees, including our executive officers).
The compensation committee may also authorize one or more of our officers to grant equity-based rights or options to officers (other than executive officers) and employees in a manner that is in accordance with applicable law.
The compensation committee has retained FPL Associates L.P. (“FPL”) to serve as the compensation committee’s independent compensation consultant since our separation from InvenTrust Properties.  FPL was engaged to assist the compensation committee with a variety of tasks, which for 2015 included, among other things, developing our public peer group, analyzing pay by both magnitude and structure across such group, evaluating our compensation programs for both executives and non-employee directors, providing market trends and information on best practices, and assisting with the design of our pay systems, which included a new long-term incentive program for our executives.  The compensation committee assessed the independence of FPL using all relevant factors, including the independence factors specified in the NYSE listing standards, and concluded that no conflict of interest existed in 2015 that would prevent FPL from serving as an independent consultant to the compensation committee.  The compensation committee retains its authority over, and is responsible for, all compensation decisions.
Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.xeniareit.com under the headings “Investor Relations — Corporate Governance — Compensation Committee Charter.”
Nominating and Corporate Governance Committee
Mmes. McCormick and Goulet and Mr. Alschuler are the members of the nominating and corporate governance committee of the board of directors with Ms. McCormick serving as Chair. Each of the members of the nominating and corporate governance committee is independent, as defined by the rules of the NYSE and the rules and regulations of the SEC. The nominating and corporate governance committee is responsible for, among other things:

•
identifying individuals qualified to become members of our board of directors and ensuring that our board of directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds, and recommending to the board the nominees for election to the board at annual meetings of stockholders;

•	reviewing the committee structure of the board of directors and recommending directors to serve as members of each committee of the board of directors;

•
developing and recommending to the board of directors a set of corporate governance guidelines applicable to us and, from time to time, reviewing such guidelines and recommending changes to the board of directors for approval as necessary; and

•	overseeing the annual self-evaluations of the board of directors and management.
Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.xeniareit.com under the headings “Investor Relations — Corporate Governance — Nominating and Governance Committee Charter”.
Selection of Director Nominees
The nominating and corporate governance committee is responsible for reviewing the qualifications of potential director candidates and recommending to the board of directors those candidates to be nominated for election to the board of directors.
The nominating and corporate governance committee will consider relevant experience, skills and knowledge as well as minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the board of directors. The nominating and corporate governance committee does not have a set policy for considering or weighing diversity in identifying nominees, however it will consider all factors it considers appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, other board service, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing board of directors. The nominating and corporate governance committee will screen all potential candidates in the same manner, regardless of the source of the recommendation. The review is expected to be based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee will review the materials to determine the qualifications, experience and background of the candidates. Final candidates are expected to be interviewed by one or more members of the nominating and corporate governance committee. The nominating and corporate governance committee may retain a search firm in the future to assist with identifying and recruiting director candidates for our board of directors.
The nominating and corporate governance committee will consider director candidates recommended by stockholders for our 2017 annual meeting of stockholders. Any such recommendations should be included in a written notice addressed to the Chairperson of the Nominating and Corporate Governance Committee, care of: Xenia Hotels & Resorts, Inc., 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801, Attention: Corporate Secretary or shareholdercommunications@xeniareit.com. The notice must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and include the information required by the Company’s bylaws for advance notice of stockholder nominees for director. If the shares of our common stock held by the stockholder making the recommendation are held in “street name,” notices should also attach proof of ownership of Xenia common stock as of the date of the notice. At a minimum, candidates recommended for nomination to the board of directors must meet the director independence standards of the NYSE. December 1, 2016 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2017 annual meeting of stockholders.
Executive Committee
Messrs. Donahue, Verbaas, Gartland and Oklak and Ms. McCormick are the members of the executive committee of the board of directors with Mr. Donahue serving as Chair.
The executive committee has, and may exercise, all the powers of the board of directors in the management of the business and affairs of the Company between meetings of the board of directors, except (a) as limited by our charter or bylaws, each as amended, the rules of the NYSE or applicable law or regulation and (b) with respect to matters that are specifically reserved for the board of directors or another committee of the board of directors. The executive committee performs an annual evaluation of its performance.
Our board of directors has adopted a written charter for our executive committee, which is available on our website at www.xeniareit.com under the headings “Investor Relations - Corporate Governance - Executive Committee Charter”.
Director Independence
Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE. The board of directors is required to make an affirmative determination at least annually as to the independence of each director. Of the eight persons who serve on our board of directors, our board of directors has determined that each of Messrs. Donahue, Oklak, Alschuler, Bass and Gartland and Mmes. McCormick and Goulet, or 87.5% of our directors, satisfy the listing standards for independence of the NYSE.
Corporate Governance Guidelines
Our board of directors has adopted a set of Corporate Governance Guidelines, which are available on our website at www.xeniareit.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines”.
Code of Ethics and Business Conduct
Our board of directors has adopted a code of ethics and business conduct that applies to our directors, officers and employees. Among other matters, our code of ethics and business conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of law or the code to appropriate persons identified in the code;

•	accountability for adherence to the code of ethics and business conduct, including fair process by which to determine violations;

•	consistent enforcement of the code of ethics and business conduct, including clear and objective standards for compliance;

•	protection for persons reporting any such questionable behavior;

•	the protection of the Company’s legitimate business interests, including its assets and corporate opportunities; and

•	confidentiality of information entrusted to directors, officers and employees by the Company and its customers.
Any waiver of the code of ethics and business conduct for our directors or executive officers must be approved by a majority of our independent directors, and any such waiver shall be promptly disclosed as required by law and NYSE regulations.
Our code of ethics and business conduct is available on our website at www.xeniareit.com under the headings “Investor Relations — Corporate Governance — Code of Ethics and Business Conduct”.
Stockholder Communications with our Board of Directors
Our board of directors has adopted a policy regarding stockholder communications with our board of directors. Pursuant to this policy, stockholders of the Company, or other interested parties, may communicate with independent members of the board or the chairman of one of the board committees, including the chairman of executive sessions of non-management directors, by addressing any communications to the intended recipient by name or position in care of: Xenia Hotels & Resorts, Inc., 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801, Attention: Corporate Secretary or shareholdercommunications@xeniareit.com.
Our policy regarding stockholder communications contains additional information regarding these communications and is available on our website at www.xeniareit.com under the headings “Investor Relations - Corporate Governance - Policy Regarding Stockholder Communications with the Board of Directors”.
Compensation Committee Interlocks and Insider Participation
Messrs. Gartland, Alschuler and Bass are the members of the compensation committee of the board of directors. None of the current members of our Compensation Committee is, or has at any time been, an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our board of directors or compensation committee.
Compensation of Directors
Prior Director Compensation Program
On November 20, 2014, we adopted the Xenia Hotels & Resorts, Inc. Director Compensation Program (the “Prior Director Compensation Program”) for our non-employee directors which provided for annual retainer fees and awards of shares of our common stock. The Prior Director Compensation Program became effective as of February 4, 2015, the listing date of our common stock. The material terms of the Prior Director Compensation Program are described below:
Cash Compensation
Under the Prior Director Compensation Program, each non-employee director was entitled to receive an annual cash retainer of $70,000. In addition, committee members and chairpersons, and our Non-Executive Chairman were entitled to receive the following additional annual cash retainers (as applicable):
Chair of Audit Committee: $20,000
Chair of Compensation Committee: $17,500 revised to $20,000 per the Second Restated Director Compensation Program as described below
Chair of Nominating and Governance Committee: $15,000
Non-Chair Committee Member: $5,000
Non-Executive Chairman: $105,000
Equity Compensation
In addition to the cash retainers, each non-employee director received a one-time award of shares of our common stock on February 4, 2015, the listing date of our common stock, with a value equal to $75,000.
First Restated Director Compensation Program
Effective May 29, 2015, upon the recommendation from our compensation committee, our board amended and restated the Prior Director Compensation Program (as amended and restated, the “First Restated Director Compensation Program”) to provide for grants of fully vested LTIP Units (as defined in the Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan (the “Incentive Award Plan”)) of XHR LP, our operating partnership (the “Operating Partnership”), to each non-employee director who is initially elected or appointed to serve on the board and each non-employee director who is serving on the board as of the date of each annual meeting of our stockholders and who is re-elected as a non-employee director at such meeting. On June 4, 2015, each non-employee director received an award of fully-vested LTIP Units of the Operating Partnership with a value equal to $75,000. Annual cash retainers under the First Restated Director Compensation Program were unchanged from the Prior Director Compensation Program.
Second Restated Director Compensation Program
Effective September 17, 2015, upon the recommendation from our compensation committee, our board amended and restated the First Restated Director Compensation Program (as amended and restated, the “Second Restated Director Compensation Program”). The material terms of the Second Restated Director Compensation Program are described below:
Cash Compensation
Under the Second Restated Director Compensation Program, each non-employee director is entitled to receive an annual cash retainer of $70,000. In addition, committee members and chairpersons, and our Non-Executive Chairman are entitled to receive the following additional annual cash retainers (as applicable):
Chair of Audit Committee: $20,000
Chair of Compensation Committee: $20,000 (effective as of February 4, 2015)
Chair of Nominating and Governance Committee: $15,000
Non-Chair Committee Member: $5,000
Non-Executive Chairman: $105,000
Equity Compensation
In addition to the cash retainers, each non-employee director who is initially elected to serve on the board after the effective date of the Second Restated Director Compensation Program will be granted an award of shares of our common stock on the effective date of such initial election with a value equal to $75,000. Awards granted to directors who are elected or appointed on a date other than an annual meeting date will be pro-rated to reflect the director’s partial year service. Additionally, each director who is re-elected at an annual meeting will be granted fully vested LTIP Units of the Operating Partnership on the date of the annual meeting with a value equal to $75,000. Under certain circumstances, a director may be granted an equivalent number of shares of our common stock in lieu of LTIP Units. All such awards will be fully vested as of the date of grant.
2015 Non-Employee Director Compensation Table
The following table sets forth the compensation awarded or paid to, or earned by, our non-employee directors during 2015. This table excludes Mr. Verbaas, who is an employee of the Company and does not receive compensation for his services as a director. All compensation paid to Mr. Verbaas in 2015 is reflected in the Summary Compensation Table.

Name	Fees Earned in Cash ($) (1)	Stock Awards ($)(2)	LTIP Unit Awards ($)(3)	Total ($)
Jeffrey H. Donahue	$180,000	$75,008	$75,017	$330,025
John H. Alschuler	$80,000	$75,008	$75,017	$230,025
Keith E. Bass	$75,000	$75,008	$75,017	$225,025
Thomas M. Gartland	$90,000	$75,008	$75,017	$240,025
Beverly K. Goulet	$80,000	$75,008	$75,017	$230,025
Mary E. McCormick	$85,000	$75,008	$75,017	$235,025
Dennis D. Oklak	$90,000	$75,008	$75,017	$240,025

(1)	Amounts reflect annual retainers, board and committee meeting fees and, if applicable, committee chair retainers and non-executive chairman retainers earned in 2015.

(2)
Amounts reflect the grant date fair value of common stock awards granted during 2015 computed in accordance with ASC Topic 718. For additional information regarding the assumptions used to calculate the value of such stock awards, please refer to Note 14 in our consolidated financial statements for the fiscal year ended December 31, 2015, included in our Annual Report on Form 10-K for the year ended December 31, 2015. Each non-employee director was granted 3,650 fully vested shares of our common stock during 2015 as a one-time grant associated with the listing of our stock on the NYSE and pursuant to the Director Compensation Program. The number of shares granted to each non-employee director was determined by dividing (x) $75,000, by (y) the closing trading price of a share of our common stock on the date of grant, rounded up to the nearest whole share of common stock.

(3)
Amounts reflect the grant date fair value of LTIP Unit awards granted during 2015 computed in accordance with ASC Topic 718. For additional information regarding the assumptions used to calculate the value of such LTIP Unit awards, please refer to Note 14 in our consolidated financial statements for the fiscal year ended December 31, 2015, included in our Annual Report on Form 10-K for the year ended December 31, 2015. Each non-employee director was granted 3,343 fully vested LTIP Units of the Operating Partnership during 2015. The number of LTIP Units granted to each non-employee director was determined by dividing (x) $75,000, by (y) the closing trading price of a share of our common stock on the date of grant, rounded up to the nearest whole LTIP Unit.

ARTICLE III: EXECUTIVE OFFICERS

The following sets forth information regarding executive officers of the Company.

Name	Age	Position
Executive Officers
Marcel Verbaas	46	Director, President and Chief Executive Officer
Barry A.N. Bloom, Ph.D.	51	Executive Vice President and Chief Operating Officer
Philip A. Wade	39	Senior Vice President and Chief Investment Officer
Joseph T. Johnson	41	Senior Vice President and Chief Accounting Officer

Biographical information pertaining to Mr. Verbaas, who is both a director and an executive officer of the Company, can be found in the section above entitled “Corporate Governance — Our Board of Directors.”
Barry A.N. Bloom, Ph.D. is our Executive Vice President and Chief Operating Officer and has held this position with Xenia or its affiliated entities (including our former parent) since July 2013. In this role, Mr. Bloom is responsible for direct oversight of the asset management and project management functions as well as a variety of strategic and operational corporate functions of Xenia. From July 2011 to June 2013, Mr. Bloom served as an Associate Professor of the Practice in the School of Hospitality Administration at Boston University and from July 2010 to June 2011, Mr. Bloom served as an Instructor in the School of Hospitality Leadership at DePaul University. From 2008 to 2011, Mr. Bloom co-founded and was a Principal of Abacus Lodging Investors LLC, a hotel investment and advisory firm. Prior to pursuing an academic career, Mr. Bloom worked for a variety of leading hotel investment firms, most recently as Executive Vice President of Portfolio Management & Administration with CNL Hotels & Resorts, Inc. from 2003 to 2007, where he was responsible for oversight of the company’s $6.6 billion portfolio. Prior to CNL, he served as Vice President - Investment Management for Hyatt Hotels Corporation from 2000 to 2003. In addition, Mr. Bloom has worked for Tishman Hotel & Realty, VMS Realty Partners, and Pannell Kerr Forster (now PKF Consulting). Mr. Bloom received his Bachelor of Science degree in Hotel and Restaurant Management as well as a Master of Business Administration degree from Cornell University and a Doctor of Philosophy degree in Hospitality Management from Iowa State University.
Philip A. Wade is our Senior Vice President and Chief Investment Officer. Mr. Wade has served as Chief Investment Officer since January 2014, Senior Vice President since January 2011 and Vice President since 2007 of Xenia or certain of its affiliated entities (including our former parent). Mr. Wade is responsible for our investment activities, and has been involved in all of our hotel acquisitions and dispositions. From 2005 to 2007, Mr. Wade was the Director of Acquisitions & Asset Management for The Procaccianti Group, a real estate investment and management company, where he was responsible for underwriting the company’s hotel acquisitions and asset management of its hotel portfolio. Mr. Wade also was a senior analyst in the acquisitions department of CNL Hotels & Resorts, Inc., from 2002 to 2005, and started his hospitality career as a consultant with PKF Consulting, a hospitality and real estate consulting firm, in 1999. Mr. Wade received his Bachelor of Science degree in Management from the A.B. Freeman School of Business at Tulane University.
Joseph T. Johnson is our Senior Vice President and Chief Accounting Officer and has held his position since May 2015. In this role, Mr. Johnson has primary responsibility of overseeing accounting, SEC financial reporting and taxation. Previously, Mr. Johnson served as Chief Financial Officer of CNL Healthcare Properties, Inc. and CNL Lifestyle Properties, Inc., each of which were public non-listed REITS, from 2011 until April 2015.  Prior to and during that time Mr. Johnson also held various other positions with these entities and their affiliates, including Senior Vice President, Treasurer and Chief Accounting Officer.  Prior to this, Mr. Johnson served as Vice President of Financial Reporting for CNL Hotels & Resorts, Inc. a public non-listed lodging REIT. Mr. Johnson began his career in the audit practice of KPMG LLP. He is a graduate of the University of Central Florida and has a Masters in Accounting from the Kenneth G. Dixon School of Accounting at the University of Central Florida.
ARTICLE IV: EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
We have elected to comply with the scaled executive compensation disclosure rules applicable to “smaller reporting companies,” as that term is defined in SEC rules. These rules require disclosure of compensation paid or accrued in 2015 to our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. In addition to these individuals, we are also electing to provide compensation information for our next two most highly paid executive officers. We refer to this group collectively as our “named executive officers.” Our named executive officers for 2015 are:

•	Marcel Verbaas, President and Chief Executive Officer;

•	Barry A.N. Bloom, Executive Vice President and Chief Operating Officer;

•	Andrew J. Welch, Former Executive Vice President, Chief Financial Officer and Treasurer(1);

•	Philip A. Wade, Senior Vice President and Chief Investment Officer; and

•	Joseph Johnson, Senior Vice President and Chief Accounting Officer.
(1)    Mr. Welch resigned his employment with the Company effective March 13, 2016.
As a wholly owned subsidiary of InvenTrust Properties in 2014, our compensation committee had not yet been formed. As such, all compensation programs in effect in 2014 and during 2015 prior to the completion of the Distribution on February 3, 2015 were implemented by the board of directors of InvenTrust Properties (or a committee thereof) or InvenTrust Properties' former business manager. Following the completion of the Distribution, executive compensation decisions have been made by our compensation committee.
In 2015 our compensation committee undertook a review of the compensation programs in effect prior to the completion of the Distribution and revised certain aspects of the compensation programs with the intent to align our executive compensation programs with the interests of our stockholders and to increase the correlation between executive compensation and Company performance. Examples of such revisions to the compensation program include, but are not limited to the replacement of our named executive officers’ employment agreements with severance agreements in May 2015, and revising the annual bonus and equity compensation programs for our named executive officers.
Summary Compensation Table
The following table sets forth certain information with respect to the compensation paid to our named executive officers for the fiscal years ended December 31, 2015 and December 31, 2014:

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Marcel Verbaas	2015	$725,000	$3,259,182	$1,212,411	$44,352	$5,240,945
President and Chief Executive Officer	2014	$557,423	$3,000,000	$900,000	$433	$4,457,856
Barry A.N. Bloom	2015	$465,000	$1,445,022	$622,092	$28,371	$2,560,485
Executive Vice President and Chief Operating Officer	2014	$403,731	$1,740,000	$460,000	$86	$2,603,817
Andrew J. Welch	2015	$415,000	$1,127,162	$433,656	$26,233	$2,002,051
Executive Vice President, Chief Financial Officer and Treasurer	2014	$235,385	$1,050,000	$205,000	$51,539	$1,541,924
Philip A. Wade	2015	$315,000	$775,267	$296,854	$20,776	$1,411,897
Senior Vice President and Chief Investment Officer	2014	$251,731	$690,000	$240,000	$1,332	$1,183,063
Joseph Johnson(5)	2015	$158,654	$426,404	$207,327	$8,880	$801,265
Senior Vice President and Chief Accounting Officer

(1)
Amounts represent base salary compensation earned by our named executive officers for the applicable year. Amount for Mr. Johnson represents base salary compensation earned by him for the portion of 2015 during which Mr. Johnson was employed by us (May 4, 2015 through December 31, 2015). The 2014 amounts represent base salary compensation earned by our named executive officers for the portion of 2014 during which the executive was employed and compensated by us subsequent to our former parent’s self-management transactions (March 1, 2014 through December 31, 2014 for Messrs. Verbaas, Bloom and Wade, and June 2, 2014 through December 31, 2014 for Mr. Welch), as well as amounts reimbursed to our former business manager and its affiliates for salaries paid to Messrs. Verbaas, Bloom and Wade for the period from February 1, 2014 through February 28, 2014.

(2)
For 2015, amounts reflect the full grant-date fair value of (i) Class A Units, (ii) LTIP Units, and (iii) for Messrs. Verbaas, Bloom and Welch, shares of our common stock, in each case, granted under the Incentive Award Plan during 2015 in accordance with ASC Topic 718. For additional information regarding assumptions used to calculate the value of such awards, please refer to Note 14 to our consolidated financial statements for the fiscal year ended December 31, 2015, included in our Annual Report on Form 10-K for the year ended December 31, 2015.
For 2015, the amounts shown include the grant date fair value of performance-based Class A LTIP Units granted in May 2015, based on the probable outcome of the performance conditions to which such Class A Units are subject, calculated in accordance with ASC Topic 718. These Class A Units are subject to achievement of the performance conditions described in the heading below entitled “Compensation Discussion and Analysis—Narrative Disclosure to Summary Compensation Table—Equity Compensation.” The grant date fair values of the Class A Units are as follows:

Name	Grant Date Fair Value
Marcel Verbaas	$2,370,399
Barry A.N. Bloom	$1,049,751
Andrew J. Welch	$818,355
Philip A. Wade	$564,375
Joseph Johnson	$310,404
The Class A Units granted reflect the maximum number of units that could vest over the performance period. The following is a summary of the threshold, target and maximum number of Absolute TSR Base Units and Relative TSR Base A Units that could vest:

Name	Threshold Units	Target Units	Maximum Units
Marcel Verbaas	10,219	61,314	163,504
Barry A.N. Bloom	4,526	27,153	72,409
Andrew J. Welch	3,528	21,168	56,448
Philip A. Wade	2,433	14,598	38,929
Joseph Johnson	1,338	8,029	21,411

(3)
Amounts represent the annual bonus awards earned in the applicable year under our annual bonus program. See “Compensation Discussion and Analysis—Narrative Disclosure to Summary Compensation Table —2015 Bonuses” below for additional information regarding the 2015 bonuses.

(4)
The following table sets forth the amount of each other item of compensation, including perquisites, paid to, or on behalf of, our named executive officers in 2015 included in the “All Other Compensation” column. Amounts for each perquisite and each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

Name	Company Contributions to 401(k) Plan(1)	Life Insurance Premiums	Reimbursement of Legal Expenses	Other Payments(2)	Total
Marcel Verbaas	$15,315	$725	$6,419	$21,893	$44,352
Barry A.N. Bloom	$17,950	$725	$—	$9,696	$28,371
Andrew J. Welch	$17,950	$725	$—	$7,558	$26,233
Philip A. Wade	$15,065	$498	$—	$5,213	$20,776
Joseph Johnson	$5,764	$249	$—	$2,867	$8,880

(1)
Includes matching contributions under our 401(k) plan and matching contributions made under our former parent’s 401(k) plan during 2015 prior to the Spin-Off. Also includes safe harbor contributions to the 401(k) plan of 3% of each employee’s salary, subject to applicable statutory compensation limitations.

(2)
Represents amounts equal to distributions which would otherwise have been paid or payable to the executives with respect to awards of time-based LTIP Units granted on May 5, 2015 between the vesting commencement date (February 4, 2015) and the grant date of the awards. These amounts were earned with respect to services provided during the applicable period in 2015, and were paid in 2016.

(5)
Effective May 4, 2015, the Company appointed Mr. Johnson as its Senior Vice President and Chief Accounting Officer. Therefore, Mr. Johnson did not receive any compensation or benefits from the Company during 2014.

Narrative Disclosure to Summary Compensation Table
2015 Salaries
Our named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each of the executives is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The following table sets forth the annual base salaries for each of our named executive officers in 2015:

Name	2015 Annual Base Salary
Marcel Verbaas	$725,000
Barry A.N. Bloom	$465,000
Andrew J. Welch	$415,000
Philip A. Wade	$315,000
Joseph Johnson	$275,000
2015 Bonuses
In 2015, our named executive officers participated in an annual bonus program under which each of the executives was eligible to receive an annual cash performance bonus based upon the achievement of certain performance criteria. The threshold, target and maximum bonus levels for each of our named executive officers for 2015 were:

Name	Threshold Annual Bonus (% of annual base salary)	Target Annual Bonus (% of annual base salary)	Maximum Annual Bonus (% of annual base salary)
Marcel Verbaas	75%	125%	200%
Barry A.N. Bloom	60%	100%	160%
Andrew J. Welch	54%	90%	144%
Philip A. Wade	37.5%	75%	112.5%
Joseph Johnson	30%	60%	90%
Performance between threshold and target and between target and maximum levels was interpolated on a straight-line basis.
Under the annual bonus compensation program, the 2015 performance goals were: (1) adjusted funds from operations (“Adjusted FFO”), (2) adjusted EBITDA, (3) revenue per available room (RevPAR) growth, and (4) individual performance. Adjusted FFO, Adjusted EBITDA and RevPAR growth are non-GAAP financial measures. Adjusted FFO is generally defined as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairment, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary, adjusted for certain additional items such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share-based compensation and other expenses we believe do not represent recurring operations. Adjusted EBITDA is generally defined as net income or loss excluding interest expense, provision for income taxes and depreciation and amortization, adjusted for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation (if any), equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, and other costs we believe do not represent recurring operations and are not indicative of the performance of our underlying hotel property entities. RevPAR means hotel room revenue divided by room nights available to guests for a given period, and does not include non-room revenues such as food and beverage revenue or other operating revenues. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2015 for further information about how we calculate Adjusted FFO, Adjusted EBITDA and RevPAR. The weighting of each performance metric for the annual bonus compensation program for each of our named executive officers in 2015 was as follows:

Metric	Weighting
Adjusted FFO	45%
Adjusted EBITDA	15%
RevPAR Growth	15%
Individual Performance	25%
The following table sets forth threshold, target and maximum performance levels for the Adjusted FFO, adjusted EBITDA and RevPAR growth goals, each as a percentage of target performance.

2015 Performance Goals	Threshold Goal (as a % of target goal)	Target Goal (as a % of target goal)	Maximum Goal (as a % of target goal)
Adjusted FFO	95.5%	100%	104.5%
Adjusted EBITDA	96.5%	100%	103.5%
RevPAR Growth	80%	100%	120%
The individual performance bonus component was based on a qualitative assessment of the executive’s individual performance.
The actual annual cash performance bonuses paid to our named executive officers for 2015 performance are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Equity Compensation
In connection with our separation from InvenTrust Properties, we adopted the Incentive Award Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of our affiliates, to enable our company and certain of our affiliates to obtain and retain the services of these individuals, which is essential to our long-term success, and to establish an equity-based compensation program suitable for a publicly-traded company. In 2015, our named executive officers were granted awards Class A Units and time-based LTIP Units, and each of our named executive officers other than Messrs. Wade and Johnson were granted 146 shares of our common stock, in each case, under the Incentive Award Plan.
LTIP Units
LTIP Units may be issued to eligible participants in the Incentive Award Plan for the performance of services to or for the benefit of the Operating Partnership. LTIP Units (other than Class A Units that have not vested), whether vested or not, receive the same quarterly per-unit distributions as common units in the Operating Partnership (“Common Units”), which equal the per-share distributions on shares of our common stock. Class A Units that have not vested generally receive quarterly per-unit distributions equal to ten percent of the distributions made with respect to an equivalent number of Common Units.
Initially, LTIP Units do not have full parity with Common Units with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of Common Units at any time, and thereafter enjoy all the rights of Common Units, including redemption rights. Common Units are redeemable for cash based on the fair market value of an equivalent number of shares of our common stock, or, at the election of the Company, an equal number of shares of our common stock, each subject to adjustment in the event of stock splits, specified extraordinary distributions or similar events.
In order to achieve full parity with Common Units, LTIP Units must be fully vested and the holder’s capital account balance in respect of such LTIP Units must be equal to the per-unit capital account balance with respect to the Common Units owned, directly and indirectly, by the Company.
Class A Units
General: Pursuant to the Class A Unit awards, each executive is eligible to vest in a number of Class A Units of the Operating Partnership ranging from 0% to 100% of the total Class A Units granted, based on our total shareholder return (“TSR”) during the performance period commencing on February 4, 2015 and ending on December 31, 2017 (the “Performance Period”), measured on both an absolute basis and relative to the total shareholder returns of a specified peer group of companies during the Performance Period, subject to the executive’s continued service. TSR generally refers to the compounded annual growth rate in the value per share of our common stock during the Performance Period due to the appreciation in the price per share plus dividends declared during the Performance Period, assuming dividends are reinvested in shares of our common stock on the date that they were paid. Class A Units are subject to the applicable terms and conditions of the Incentive Award Plan, the Class A Unit award agreement governing such Class A Units, and the partnership agreement of XHR LP, as amended from time to time (the “Partnership Agreement”).

Performance Vesting: A portion of each award of Class A Units is designated as a number of “base units.” Twenty-five percent (25%) of the base units are designated as “absolute TSR base units,” and seventy-five percent (75%) of the base units are designated as “relative TSR base units.” With respect to the absolute TSR base units, in the event that our TSR percentage over the Performance Period (the “Company TSR Percentage”) is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of absolute TSR base units set forth below:

	Company TSR Percentage	Absolute TSR Vesting Percentage
	< 6.0%	0%
“Threshold Level”	6.0%	6.25%
“Target Level”	9.0%	37.5%
“Maximum Level”	> 13.0%	100%
If the Company TSR Percentage falls between the levels specified above, the percentage of absolute TSR base units that vest will be determined using straight-line linear interpolation between such levels.
The relative TSR base units vest based on the Company TSR Percentage as compared to the TSR percentages of the following peer group companies over the Performance Period (the “Peer Group Relative Performance”).

Chesapeake Lodging Trust	Hersha Hospitality Trust	RLJ Lodging Trust
DiamondRock Hospitality Company	LaSalle Hotel Properties	Sunstone Hotel Investors, Inc.
FelCor Lodging Trust Incorporated	Pebblebrook Hotel Trust
Pursuant to the Class A Unit awards, Strategic Hotels & Resorts, Inc., formerly a peer group company, is now excluded from the peer group companies due to its common stock ceasing to be listed on a nationally recognized stock exchange during the Performance Period.
In the event that the Peer Group Relative Performance is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of relative TSR base units set forth below:

	Peer Group Relative Performance	Relative TSR Vesting Percentage
	< 30th Percentile	0%
“Threshold Level”	30th Percentile	6.25%
“Target Level”	50th Percentile	37.5%
“Maximum Level”	> 80th Percentile	100%
If the Peer Group Relative Performance falls between the levels specified above, the percentage of relative TSR base units that vest will be determined using straight-line linear interpolation between such levels.
In addition to the “base units,” an additional number of Class A Units (the “distribution equivalent units”) are included in each award. A number of distribution equivalent units having a value equal to the dividends that would have been paid during the Performance Period on the shares of our common stock corresponding to the base units that become performance vested (less any actual distributions made with respect to such units) will vest following the completion of the Performance Period up to the maximum number of units that are included in the award. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in shares of our common stock on the applicable payment date.
Change in Control: In the event of a change in control of the Company prior to the completion of the Performance Period, subject to the executive’s continued service until immediately prior to the change in control, the award (including any distribution equivalent units) will become vested immediately prior to such change in control at the greater of (x) actual performance assuming the completion of the Performance Period as of the date of the change in control, prorated based on the number of days elapsed during the Performance Period through and including the date of the change in control, and (y) “target” level performance.
Certain Terminations of Service: If an executive’s service terminates due to his death or disability, or by us other than for “cause” or by the executive for “good reason” (a “qualifying termination”), in any case, prior to the completion of the Performance Period, the award (including any distribution equivalent units) will become vested at the greater of (i) actual performance assuming the completion of the Performance Period as of the date of the qualifying termination, prorated based on the number of days that the executive was employed during the Performance Period, and (ii) “target” level performance.
The table below sets forth the total number of Class A Units awarded to each of the executives on May 5, 2015, as well as the number of Class A Units that constitute absolute TSR base units and relative TSR base units.

Name	Total Class A Units(1)	Absolute TSR Base Units	Relative TSR Base Units
Marcel Verbaas	190,008	40,876	122,628
Barry A.N. Bloom	84,147	18,102	54,307
Andrew J. Welch	65,598	14,112	42,336
Philip A. Wade	45,239	9,732	29,197
Joseph Johnson	24,882	5,353	16,058

(1)
The remaining Class A Units awarded that are not absolute TSR base units or relative TSR base units are distribution equivalent units that will vest, if at all, following the end of the Performance Period based upon the number of base units that become performance vested, as described above.

Time-Based LTIP Units
General: Pursuant to the time-based LTIP Unit awards, each executive is eligible to vest in a number of LTIP Units of the Operating Partnership based on the executive’s continued service with the Company. LTIP Units are subject to the applicable terms and conditions of the Incentive Award Plan, the time-based LTIP Unit award agreement governing such LTIP Units, and the Partnership Agreement.
Vesting: Each award of time-based LTIP Units granted in 2015 vests as follows, subject to the executive’s continued service through each applicable vesting date: 33% on February 4, 2016, the first anniversary of the vesting commencement date of the award (February 4, 2015), 33% on the second anniversary of the vesting commencement date, and 34% on the third anniversary of the vesting commencement date.
Change in Control: In the event of a change in control of the Company or if the executive incurs a qualifying termination, the time-based LTIP Units will vest in full immediately prior to such change in control or upon such qualifying termination, as applicable.
Certain Terminations of Service: If an executive’s service is terminated by the Company or an affiliate thereof other than for “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement), the time-based LTIP Units will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based LTIP Units will automatically be cancelled and forfeited by the executive.
The table below sets forth the number of time-based LTIP Units awarded to each of the executives on May 5, 2015.

Name	Time-Based LTIP Units
Marcel Verbaas	40,876
Barry A.N. Bloom	18,102
Andrew J. Welch	14,112
Philip A. Wade	9,732
Joseph Johnson	5,353
Executive Stock Awards
On February 4, 2015, in order to satisfy certain regulatory requirements relating to our properties, we granted 146 fully vested shares of our common stock to Messrs. Verbaas, Bloom and Welch. The number of shares granted to each executive was determined by dividing (x) $3,000, by (y) the closing trading price of a share of our common stock on the date of grant.
Share Unit Awards
On September 17, 2014, the board of directors of InvenTrust Properties approved, and on September 17, 2014, our board of directors ratified and approved, awards under the Xenia Hotels & Resorts, Inc. 2014 Share Unit Plan (the “Share Unit Plan”) to certain of our executive officers, including our named executive officers other than Mr. Johnson, in the form of “annual share unit” awards and “contingency share unit” awards. The Share Unit Plan was terminated and replaced by the Incentive Award Plan in connection with our separation from InvenTrust Properties. A description of the material terms of the share unit awards, including vesting conditions, as well as the number of share units awarded to each of the applicable named executive officers, is included under the heading “Employment Agreements” below.
In connection with the sale of 52 suburban select service hotels (the “Suburban Select Service Portfolio”) and other intercompany transfers and transactions involving the Company that affected the equity value of InvenTrust Properties’ lodging portfolio, on January 20, 2015 the InvenTrust Properties board of directors (or committee thereof) approved, and on January 21, 2015 our board of directors ratified (i) the accelerated vesting and cash settlement of a portion of the “annual share unit” awards previously granted to the applicable named executive officers under the Share Unit Plan and (ii) an adjustment to the number of share units subject to all share unit awards outstanding under the Share Unit Plan, including those held by the applicable named executive officers. Additionally, in connection with the listing of our shares of common stock, the number of share units subject to each share unit award was adjusted effective as of the listing date in order to preserve, immediately following the adjustment, the aggregate value of the award immediately prior to the adjustment, but with each adjusted share unit corresponding to one share of our common stock. The aggregate amounts paid to Messrs. Verbaas, Bloom, Welch and Wade in connection with the partial acceleration and cash settlement of their annual share unit awards were $330,609, $191,753, $115,713 and $76,040, respectively.
Other Elements of Compensation
We provide customary employee benefits to our full- and part-time employees, including our named executive officers, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance.
We also participate in a 401(k) retirement savings plan. Under the 401(k) plan, employees, including our named executive officers, who satisfy certain eligibility requirements may defer a portion of their compensation, within prescribed tax code limits, on a pre-tax basis through contributions to the 401(k) plan. For 2015, we matched 100% of the contributions made by each participant in the 401(k) plan for the first $5,000 of the employee’s contributions. The company also made a safe harbor contribution to the 401(k) plan of 3% of each employee’s salary, subject to applicable statutory compensation limitations. Matching amounts paid to our named executive officers other than Mr. Johnson, include up to $5,000 paid prior to the Spin-Off pursuant to a 401(k) plan maintained by our former parent.
In connection with the replacement of our named executive officers’ employment agreements with severance agreements in May 2015, we agreed, pursuant to our severance agreement with Mr. Verbaas, to reimburse Mr. Verbaas for up to $15,000 in legal fees incurred by him in connection with the negotiation of the severance agreement, of which $6,419 was reimbursed.
Outstanding Equity Awards as of December 31, 2015
The following table shows the number of outstanding share unit awards, Class A Unit awards and time-based LTIP Unit awards, as applicable, for each of our named executive officers as of December 31, 2015. As of December 31, 2015, none of our named executive officers held any other outstanding equity incentive plan awards.

Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)(7)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(6)(7)
Marcel Verbaas	9/17/2014	(1)	58,087	$890,474
	9/17/2014	(2)	73,847	$1,132,075
	5/5/2015	(3)			131,142	$2,010,414
	5/5/2015	(4)	40,876	$626,491
Barry A.N. Bloom	9/17/2014	(1)	33,690	$516,468
	9/17/2014	(2)	42,831	$656,599
	5/5/2015	(3)			58,078	$890,331
	5/5/2015	(4)	18,102	$277,504
Andrew J. Welch	9/17/2014	(1)	20,330	$311,659
	9/17/2014	(2)	25,847	$396,235
	5/5/2015	(3)			45,276	$694,074
	5/5/2015	(4)	14,112	$216,337
Philip A. Wade	9/17/2014	(1)	13,360	$204,809
	9/17/2014	(2)	16,985	$260,380
	5/5/2015	(3)			31,224	$478,667
	5/5/2015	(4)	9,732	$149,192
Joseph Johnson	5/5/2015	(3)			17,173	$263,262
	5/5/2015	(4)	5,353	$82,061

(1)	Represents an award of annual share units. Each annual award will vest on March 12, 2017, subject to the executive’s continued employment.

(2)
Represents an award of contingency share units. Each contingency award will vest in three substantially equal installments on each of the first three anniversaries of the listing date of our common stock, subject to the executive’s continued employment.

(3)
Represents an award of Class A Units. Each Class A Unit award will vest following the completion of the performance period ending on December 31, 2017, subject to achievement of the absolute TSR and relative TSR performance goals and the executive’s continued employment.

(4)
Represents an award of LTIP Units. Each LTIP Unit award will vest in three substantially equal installments on each of the first three anniversaries of the vesting commencement date (February 4, 2015), subject to the executive’s continued employment.

(5)	Represents the number of unvested share units or LTIP Units, as applicable, as of December 31, 2015.

(6)	Based on the closing market price of our common stock on December 31, 2015 of $15.33 per share.

(7)
The number of Class A LTIP Units that would have been earned under the absolute TSR performance metric based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2015 (rather than the end of the actual performance period) was below threshold level of performance. The number of Class A LTIP Units that would have been earned under the relative TSR performance metric based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2015 (rather than the end of the actual performance period) was above maximum level of performance. Consequently, amounts shown are based on achievement of threshold performance under the absolute TSR performance metric and maximum performance under the relative TSR performance metric.

Employment Agreements
On July 1, 2014, the Company and XHR Management, LLC, each a wholly owned subsidiary of InvenTrust Properties at the time, entered into an Executive Employment Agreement with each of Messrs. Verbaas, Bloom, Welch and Wade (collectively, the “Employment Agreements”). The Employment Agreements were terminated in connection with our entering into the Severance Agreements described below.
Pursuant to the Employment Agreements, the applicable named executive officers served in the following positions at the Company: Mr. Verbaas - President and Chief Executive Officer; Mr. Bloom - Executive Vice President and Chief Operating Officer; Mr. Welch - Executive Vice President and Chief Financial Officer; and Mr. Wade - Senior Vice President and Chief Investment Officer. Each of the applicable named executive officers was entitled to a specified annual base salary (subject to increase) and was also eligible to receive an annual cash performance bonus based upon the achievement of performance criteria mutually agreed upon by the executive and our board of directors. The target award for Messrs. Verbaas, Bloom, Welch, and Wade was no less than 125%, 90%, 75%, and 75% of such executive’s annual base salary, respectively, with the threshold and maximum bonus levels determined on an annual basis.

Pursuant to the Employment Agreements, each of the applicable named executive officers was granted an annual award of notional share units of the Company in the following amounts on September 17, 2014: Mr. Verbaas - 150,000 share units (valued at $1,500,000); Mr. Bloom - 87,000 share units (valued at $870,000); Mr. Welch - 52,500 share units (valued at $525,000); and Mr. Wade - 34,500 share units (valued at $345,000). Each annual award will vest and settle on the third anniversary of the vesting commencement date (March 12, 2017), subject to the executive’s continued employment through the applicable settlement date.
Because the listing of our common stock on the NYSE on February 4, 2015 constituted a “listing event” under the Employment Agreements, the annual award will be settled in shares of our common stock. If the executive’s employment is terminated by us without “cause” or by the executive for “good reason” (each, as defined in the applicable Employment Agreement), in either case, the unvested portion of the annual award will vest in full and be settled on the date of such termination or resignation.
In addition to the annual awards, each of the applicable named executive officers was granted a one-time award of notional share units of the Company on September 17, 2014 (each, a “contingency award”). The awards consisted of the following (as of the grant date): Mr. Verbaas - 150,000 share units (valued at $1,500,000); Mr. Bloom - 87,000 share units (valued at $870,000); Mr. Welch - 52,500 share units (valued at $525,000); and Mr. Wade - 34,500 share units (valued at $345,000).
The contingency awards will vest and settle in three equal installments on each of the first three anniversaries of February 4, 2015, the date on which our common stock was first listed on the NYSE, subject to the executive’s continued employment through the vesting date. The awards will be settled in shares in the same manner described above with respect to the annual awards, and will be subject to the same accelerated vesting conditions described above in the event of a termination without “cause” or for “good reason.” In addition, each of these contingency awards and the annual awards described above will accrue dividend equivalents until settled in an amount equal to the amount of the dividend that would have been paid on the number of shares of common stock of the Company that would have been held by the executive as of the close of business on the dividend record date had such awarded share units been converted on such date into the number of shares of common stock that could have been purchased at the closing price on the dividend payment date for an amount equal to the fair market value of such share units.
Under the Employment Agreements, if the executive’s employment had been terminated by us without “cause” or by the executive for “good reason,” the Executive would be entitled to the following severance payments and benefits:

•
payment in an amount equal to a multiple of the sum of the executive’s annual base salary and target bonus for the year in which the termination occurred, payable in equal installments over a period of 12 months commencing within 60 days following the executive’s termination date (except as described below); and

•	reimbursement by us of premiums for healthcare continuation coverage under COBRA for the executive and his dependents for up to 18 months after the termination date.
The cash severance multiple for each of the applicable named executive officers was as follows: Mr. Verbaas – 2x; Mr. Bloom – 1.5x; Mr. Welch – 2x; and Mr. Wade – 1.5x. The executive’s right to receive the severance or other benefits described above was subject to the executive signing, delivering and not revoking a general release agreement in a form generally used by us.
The Employment Agreements also contained a confidentiality covenant by the executive, a noncompetition covenant during the executive’s employment and for a period of one year following the executive’s termination, and an employee and independent contractor nonsolicitation covenant during the executive’s employment and for a period of three years following the executive’s termination. Each Employment Agreement also included a mutual non-disparagement covenant by the executive and us.
The Employment Agreement for Mr. Verbaas also provided for the termination of Mr. Verbaas’ previous employment agreement with Inland American Business Manager and Advisor, Inc., which employment agreement we assumed as part of our transition to self-management.
Severance Agreements
On May 5, 2015, we entered into a severance agreement with each of the named executive officers (the “Severance Agreements”). In connection with the entry into the Severance Agreements, each of the Employment Agreements was terminated. Each Severance Agreement provides for the payment of severance and other benefits to the executive in the event of a termination of employment by us without “cause” or by the executive for “good reason.” In the event of a qualifying termination, the Severance Agreements provide that the executive will be entitled to receive the following:

•
severance pay in an amount equal to 2.0 (or 2.99 for Mr. Verbaas) times the sum of the executive’s annual base salary and target cash bonus, payable over 12 months in equal installments (or, in the event that the qualifying termination occurs within the 24 month period following a change in control, payable in a lump sum amount); and

•	company-subsidized COBRA premium payments for up to 18 months following the executive’s termination date.

Additionally, in the event of a qualifying termination, the Severance Agreements provide that any outstanding unvested equity awards will be treated in accordance with the terms of the applicable award agreement and equity compensation plan; provided that any award agreements evidencing performance-based vesting awards granted in 2016 or later will provide that in the event of a change in control, the award will vest based on actual performance through the date of the change in control, without any pro ration to reflect the shorter performance period resulting from the change in control (subject to the executive’s continued service until the change in control).
The executive’s right to receive the severance payments and benefits described above is subject to the executive’s delivery and non-revocation of a general release of claims in favor of the Company, and the executive’s continued compliance with certain covenants set forth in the Severance Agreement, including confidentiality covenants that apply indefinitely, and certain noncompetition and nonsolicitation covenants that apply during the executive’s employment and for six months (or twelve months for Mr. Verbaas) following the executive’s termination of employment. Following a change in control of the Company, the executive will not be subject to the noncompetition covenant with respect to any period following a termination of his employment. Each Severance Agreement also includes a mutual non-disparagement covenant by the executive and the Company.
In addition, under the Severance Agreements, to the extent that any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Internal Revenue Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.
With respect to Mr. Verbaas’ Severance Agreement, we also agreed to reimburse Mr. Verbaas for up to $15,000 in legal fees incurred by him in connection with the Severance Agreement.
Welch Separation Agreement
In connection with Mr. Welch’s resignation, the Company, XHR Management, LLC, XHR LP and Mr. Welch entered into a Separation Agreement, dated as of March 13, 2016 (the “Separation Agreement”). Under the Separation Agreement, Mr. Welch is entitled to the following compensation and benefits: (i) $1,627,000 payable over a period of 12 months following the effective date of Mr. Welch’s resignation (the “separation date”); (ii) continued health insurance coverage at the Company’s expense for up to eighteen months following the separation date; and (iii) all outstanding and unvested equity and equity-based awards held by Mr. Welch are treated in accordance with the terms and conditions set forth in the applicable award agreement and equity compensation plan, provided that solely for purposes of such awards, Mr. Welch was deemed to have incurred a termination of employment by the Company without “Cause” (as defined in the applicable award agreement) upon the separation date.

ARTICLE V: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify our audit committee's appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our charter or bylaws or otherwise. However, the board of directors is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding KPMG’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Xenia.
Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
Pursuant to the audit committee charter, the audit committee, or the chair of the audit committee, shall pre-approve any audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate preapproval policies established by the audit committee or if such service falls within available exceptions under SEC rules or NYSE listing rules.
The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Xenia Hotels & Resorts, Inc. for the fiscal year ended December 31, 2016.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
Prior to the Distribution on February 3, 2015 we were a wholly owned subsidiary of InvenTrust Properties.  KPMG LLP has audited our financial statements since the Distribution, and audited InvenTrust Properties’ financial statements during 2014 and 2015.
In addition, KPMG LLP also provided the following services in connection with the Spin-Off:  the audit of our annual financial statements and the financial statements of our subsidiary that were included in our registration statement on Form 10, initially filed with the SEC on August 11, 2014 and subsequently amended (the “Form 10 Registration Statement”); limited review of unaudited quarterly financial information and unaudited pro forma financial information that was included in the Form 10 Registration Statement; review and consultation regarding filings with the SEC, including the Form 10 Registration Statement; and consultation on other financial and tax accounting and reporting matters.  The table below sets forth the fees billed by KPMG LLP for services provided in 2014 in connection with the Spin-Off.  Pursuant to the Separation and Distribution Agreement with InvenTrust Properties, which is further described below under the heading Certain Relationships and Related Party Transactions - Agreements with InvenTrust Properties, Xenia is responsible for paying all costs and expenses incurred in connection with the Spin-Off, including those set forth in the table below, a portion of which was paid by InvenTrust Properties to KPMG LLP and reimbursed by Xenia to InvenTrust Properties. The following table also presents fees for professional services rendered by KPMG for fiscal year 2015.

	FY 2015	FY 2014
Audit Fees (1)	$785,000	$1,858,000
Audit-Related Fees (2)	$30,000	$30,000
Tax Fees (3)	$326,700	$395,400
All Other Fees	—	—
Total	$1,141,700	$2,283,400
The following are footnotes to the above table, in accordance with SEC definitions:

(1)
Of the total amount, $1,328,000 of the audit fees for FY 2014 consist of the review of the Form 10 Registration Statement, audits of significant acquirees of the Company under Rule 3-05 of Regulation S-X (17 C.F.R. part 210), and the audits of the 2011-2013 combined consolidated financial statements of the Company.

(2)	Audit-related fees consist of agreed-upon procedures services for one property.

(3)	Tax fees are comprised of tax compliance and consulting fees.

ARTICLE VI: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The audit committee of the board of directors of Xenia Hotels & Resorts, Inc. (the “Company”) assists the board of directors in its oversight of the integrity of the Company’s financial statements. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.
In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section of the Company’s proxy statement for the 2016 annual meeting of stockholders titled “Audit Committee,” the audit committee has performed the following:

•
Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited combined consolidated financial statements.

•
Discussed with KPMG the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”), as adopted in Auditing Standard No. 16 (Communications with Audit Committees), and any other matters required to be communicated to the committee by KPMG under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•
Evaluated KPMG’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussions with KPMG regarding its independence.

Based on the reviews and discussions with management and KPMG cited above, including the review of KPMG’s disclosures and letter to the audit committee and review of the representations of management and the reports of KPMG, the audit committee recommended to the board of directors that the Company’s audited combined consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC.
Submitted by the members of the Audit Committee of the Board of Directors.

Audit Committee of the Board of Directors
Dennis D. Oklak, Chairman
Jeffrey H. Donahue
Beverly K. Goulet

*
This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Xenia filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

ARTICLE VII: STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information with respect to the beneficial ownership of our common stock as of April 1, 2016, by (i) each person who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and named executive officers, and (iii) all directors, nominees and executive officers as a group.
As of April 1, 2016, we had an aggregate of 108,363,325 shares of common stock outstanding.
Unless otherwise indicated, the address of each named person is c/o Xenia Hotels & Resorts, Inc., 200 S. Orange Avenue, Suite 1200, Orlando, Florida, 32801. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

Beneficial Owner	Number of Shares(1)		% of Shares Outstanding(2)
5% or greater stockholders:
The Vanguard Group, Inc. and affiliated entities(3)	16,079,427		14.8%
BlackRock, Inc.(4)	8,738,606		8.1%
InvenTrust Properties Corp.(5)	5,669,893		5.2%
Directors, Director Nominees and Named Executive Officers:
Marcel Verbaas	113,143	(6)	*
Barry A.N. Bloom	52,123	(7)	*
Andrew J. Welch	76,479	(8)	*
Philip A. Wade	23,215	(9)	*
Joseph T. Johnson	11,421	(10)	*
Jeffrey H. Donahue	6,993	(11)	*
John H. Alschuler	6,993	(12)	*
Keith E. Bass	6,993	(13)	*
Thomas M. Gartland	14,193	(14)	*
Beverly K. Goulet	6,993	(15)	*
Mary E. McCormick	6,993	(16)	*
Dennis D. Oklak	6,993	(17)	*
All Executive Officers and Directors as a Group (12 persons)	332,532	(18)	*

*	Indicates less than 1%

(1)
For Directors and Executive Officers, numbers include shares of common stock for which vested and unvested time-based LTIP Units and LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units). Once LTIP Units have achieved full parity with Common Units, vested LTIP Units may be converted by the holder into an equal number of Common Units, which are redeemable by the holder for an equivalent number of shares of common stock or the cash value of such shares, at the Company’s option.

(2)	Based on 108,363,325 shares of our common stock outstanding as of April 1, 2016.

(3)
Based on information contained in a Schedule 13G filed on February 11, 2016 (the “Vanguard 13G”), The Vanguard Group, Inc. beneficially owns 16,079,427 shares of common stock, with sole power to vote 308,754 of such shares, shared power to vote 91,100 of such shares, sole power to dispose of 15,845,373 of such shares, and shared power to dispose of 234,054 of such shares. According to the Vanguard 13G, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 134,654 shares of common stock as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 273,500 shares of common stock as a result of its serving as investment manager of Australian investment offerings. The principal business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355. As part of such holding, Vanguard Specialized Funds - Vanguard REIT Index Fund, based on information contained in a Schedule 13G filed on February 9, 2016, beneficially owns 7,649,663 shares of common stock, with sole power to vote 7,649,663 of such shares and sole power to dispose of none of such shares. The principal business address of Vanguard Specialized Funds - Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Based solely on information contained in a Schedule 13G filed on January 28, 2016 (the “BlackRock 13G”), BlackRock, Inc. beneficially owns 8,738,606 shares of common stock, with sole power to vote 8,468,979 of such shares and sole power to dispose of 8,738,606 of such shares, through itself and being the parent holding company or control person over each of the following subsidiaries: BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd, each individually owning less than 5% of the total outstanding shares of common stock. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(5)	The address of InvenTrust Properties Corp. is 2809 Butterfield Road, Oak Brook, Illinois 60523.

(6)
Includes 85,375 shares of common stock for which vested and unvested time-based LTIP Units may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(7)
Includes 35,902 shares of common stock for which vested and unvested time-based LTIP Units may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(8)
Includes 37,224 shares of common stock for which vested LTIP Units may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units), including all time-based and performance-based LTIP units that vested in connection with Mr. Welch’s separation from the Company.  Mr. Welch resigned his employment and ceased to be our Executive Vice President and Chief Financial Officer effective as of March 13, 2016.

(9)
Includes 19,441 shares of common stock for which vested and unvested time-based LTIP Units may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(10)
Includes 11,421 shares of common stock for which vested and unvested time-based LTIP Units may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(11)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(12)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(13)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(14)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(15)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(16)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(17)
Includes 3,343 shares of common stock for which LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

(18)
Includes 189,363 shares of common stock for which vested and unvested time-based LTIP Units and LTIP Units that were fully vested on the grant date may be redeemed (assuming certain conditions are met and the LTIP Units are first converted into Common Units).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our common stock to file initial reports of their ownership of our common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2015, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.
ARTICLE VIII: CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Agreements with InvenTrust Properties
In connection with and in order to effectuate our separation from InvenTrust Properties and the Distribution, we and InvenTrust Properties entered into a Separation and Distribution Agreement, a Transition Services Agreement, an Employee Matters Agreement and an Indemnity Agreement (each as defined and further described below).
Separation and Distribution Agreement
On January 20, 2015, Xenia and InvenTrust Properties entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) to effect the separation and provide for the allocation between us and InvenTrust Properties of InvenTrust Properties’ assets, liabilities and obligations attributable to periods prior to, at and after the separation. This agreement also governs certain relationships between us and InvenTrust Properties after the separation.
Pursuant to the Separation and Distribution Agreement, the assets and liabilities relating to the “Xenia Business”, which consists of the business, operations and activities relating primarily to the 46 premium full service, lifestyle and urban upscale hotels and a majority interest in two hotels under development (the “Xenia Portfolio”) and any other hotels previously owned by Xenia or InvenTrust Properties prior to the separation, other than the Suburban Select Service Portfolio, have been assigned to and assumed by Xenia. All other assets and liabilities relating to the business and operations of InvenTrust Properties and its subsidiaries prior to the separation, including the Suburban Select Service Portfolio, have been retained by InvenTrust Properties.
Notwithstanding the foregoing, Xenia has agreed to assume the first $8 million of liabilities (including any related fees and expenses) incurred following the Distribution relating to, arising out of or resulting from the ownership, operation or sale of the Suburban Select Service Portfolio and that relate to, arise out of or result from a claim or demand that is made against Xenia or InvenTrust Properties by any person who is not a party or an affiliate of a party to the Separation and Distribution Agreement, other than liabilities arising from the breach or alleged breach by InvenTrust Properties of certain fundamental representations made by InvenTrust Properties to the third party purchasers of the Suburban Select Service Portfolio. We have also agreed to assume and indemnify InvenTrust Properties for certain tax liabilities attributable to the Suburban Select Service Portfolio. As part of our working capital at the time of the Distribution, InvenTrust Properties left us with cash estimated to be sufficient to satisfy such tax obligations.
The Separation and Distribution Agreement also governs the rights and obligations of the parties regarding the Distribution, which occurred on February 3, 2015, as described above.
The Separation and Distribution Agreement also provides that Xenia and its affiliates will release and discharge InvenTrust Properties and its affiliates from all liabilities existing or alleged to have existed at or before the separation, other than certain specified matters, including (i) liabilities expressly assumed by InvenTrust Properties in the Separation and Distribution Agreement, Transition Services

Agreement, Employee Matters Agreement and Indemnity Agreement and (ii) liabilities arising pursuant to indemnification or contribution obligations set forth in such agreements. Similarly, the Separation and Distribution Agreement also provides that InvenTrust Properties and its affiliates will release and discharge Xenia and its affiliates from all liabilities existing or alleged to have existed at or before the separation, other than certain specified matters, including (i) liabilities expressly assumed by InvenTrust Properties in the Separation and Distribution Agreement, Transition Services Agreement, Employee Matters Agreement and Indemnity Agreement and (ii) liabilities arising pursuant to indemnification or contribution obligations set forth in such agreements. These releases do not extend to obligations or liabilities under any agreements between the parties that remain in effect following the separation, which agreements include, but are not limited to, the Separation and Distribution Agreement, Transition Services Agreement, Employee Matters Agreement, and certain other agreements executed in connection with the separation.
Pursuant to the Separation and Distribution Agreement, Xenia has agreed to indemnify, defend and hold harmless InvenTrust Properties and its affiliates and each of their respective current or former stockholders, directors, officers, agents and employees and their respective heirs, executors, administrators, successors and assigns from and against all liabilities relating to, arising out of or resulting from (i) the liabilities assumed by Xenia in the Separation and Distribution Agreement, Transition Services Agreement and Employee Matters Agreement, (ii) any breach by Xenia or any of its subsidiaries of the Separation and Distribution Agreement, Transition Services Agreement and Employee Matters Agreement and (iii) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in Xenia’s registration statement on Form 10, other than specified information relating to and provided by InvenTrust Properties (the “Specified InvenTrust Properties Information”). Similarly, InvenTrust Properties has agreed to indemnify, defend and hold harmless Xenia and its affiliates and each of their respective current or former stockholders, directors, officers, agents and employees and their respective heirs, executors, administrators, successors and assigns from and against all liabilities relating to, arising out of or resulting from (i) the liabilities assumed by InvenTrust Properties in the Separation and Distribution Agreement, Transition Services Agreement and Employee Matters Agreement, (ii) any breach by InvenTrust Properties or any of its subsidiaries of the Separation and Distribution Agreement, Transition Services Agreement and Employee Matters Agreement and (iii) the Specified InvenTrust Properties Information. InvenTrust Properties and Xenia will not be deemed to be affiliates of the other for purposes for purposes of determining the above described indemnification obligations.
Xenia has also agreed to indemnify InvenTrust Properties against all taxes related to us, our subsidiaries (including taxes of our subsidiaries attributable to the Suburban Select Service Portfolio), our business and our assets, including taxes attributable to periods prior to the separation and Distribution and certain taxes that may be imposed on InvenTrust Properties as a result of transactions with our taxable REIT subsidiaries or their lessees that were not conducted on an arm’s-length basis. InvenTrust Properties has agreed to indemnify us for any taxes attributable to InvenTrust Properties’ failure to qualify as a REIT, unless such failure was wholly or primarily attributable to us, our subsidiaries, our business, or our assets. InvenTrust Properties has also agreed to make a section 336(e) election with respect to the separation and Distribution if we determine that such an election should be made.
In addition, to the extent directed by InvenTrust Properties in its discretion, at or prior to the separation, Xenia distributed to InvenTrust Properties all cash held by Xenia or any of its subsidiaries, other than (i) the amount of the capital contribution from InvenTrust Properties of $125.0 million and an additional $16.0 million capital contribution, and (ii) the following amounts, which the parties agreed may be, or be based upon, estimates, and shall be calculated by InvenTrust Properties in its sole discretion based on information available to it prior to the separation: (A) a minimum of $50 million of unrestricted cash, (B) cash held in restricted escrows and lodging furniture, fixtures and equipment reserves (provided, that certain amounts of such reserves shall be distributed following the separation to the extent required by the Separation and Distribution Agreement), (C) sufficient funds to pay the fees and expenses related to the separation as provided for in the Separation and Distribution Agreement, to the extent that any such fees and expenses were not reimbursed at or prior to the separation, and (D) sufficient funds to pay the reasonably anticipated taxes (after taking into account any actual and estimated tax payments made) (x) attributable to the separation for which Xenia is liable pursuant to the Separation and Distribution Agreement, (y) incurred by Xenia and its subsidiaries as a result of distributions of cash or properties by such entities prior to the separation, and (z) attributable to the operations of Xenia, the Xenia subsidiaries, the Xenia Business and the Xenia assets for the period prior to the separation for which Xenia is liable for pursuant to the Separation and Distribution Agreement. Xenia and InvenTrust Properties have agreed that the amounts described in the foregoing clauses (A), (B), (C) and (D) were to be based upon information available prior to the separation, which may include estimated amounts, and determined by InvenTrust Properties in its sole discretion, and that nothing in Separation and Distribution Agreement shall obligate either Xenia or InvenTrust Properties to pay any amounts to the other following the separation, even if such amounts, or estimates upon which such amounts are based, are later determined to be incorrect.
In addition, Xenia and InvenTrust Properties have agreed not to solicit or hire the employees of the other for a period of one year following the separation. Otherwise, the parties have explicitly agreed that there will be no restrictions on post-closing competitive activities. Other matters governed by the Separation and Distribution Agreement include access to financial and other information, confidentiality, access to and provision of records and general litigation support.
In the event of any dispute arising out of the Separation and Distribution Agreement, Transition Services Agreement or Employee Matters Agreement, InvenTrust Properties and Xenia have agreed to negotiate in good faith for 30 days to resolve such dispute. If InvenTrust Properties and Xenia are unable to resolve disputes in this manner within 30 days, the disputes will be resolved through binding arbitration.

The foregoing is a summary of the material terms of the Separation and Distribution Agreement and does not purport to be complete and is subject to, and qualified in its entirety by, the Separation and Distribution Agreement, which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
Transition Services Agreement
On February 3, 2015, Xenia and InvenTrust Properties entered into a Transition Services Agreement (the “Transition Services Agreement”) pursuant to which InvenTrust Properties and its subsidiaries provided to Xenia, on an interim, transitional basis, certain legal, information technology, and financial reporting services and other assistance that was consistent with the services provided by InvenTrust Properties to Xenia before the separation or that was designed to provide temporary assistance while Xenia developed its own stand-alone systems and processes and transitioned historical information and processes from InvenTrust Properties to Xenia. The charges for the transition services generally were intended to allow InvenTrust Properties to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses. The fee for each of the transition services was based on a pre-determined monthly amount for each service.
In June 2015, the Company terminated all fee-based services provided under the Transition Services Agreement, effective July 31, 2015. The total fees paid to InvenTrust pursuant to the Transition Services Agreement was $514,064.
The liability of InvenTrust Properties under the Transition Services Agreement is limited to the aggregate fees it receives pursuant to the Transition Services Agreement. The Transition Services Agreement also provides that Xenia shall indemnify, defend and hold harmless InvenTrust Properties from and against all losses arising from, relating to or in connection with the use of any services by Xenia or its affiliates, except to the extent such losses arise from, relate to or are a consequence of InvenTrust Properties’ recklessness or willful misconduct.
The foregoing is a summary of the material terms of the Transition Services Agreement and does not purport to be complete and is subject to, and qualified in its entirety by, the Transition Services Agreement, which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
Employee Matters Agreement
On February 3, 2015, Xenia and InvenTrust Properties entered into an Employee Matters Agreement (the “Employee Matters Agreement”) in connection with the separation and Distribution for the purpose of allocating between them certain assets, liabilities and responsibilities with respect to employee-related matters.
The Employee Matters Agreement governs InvenTrust Properties’ and Xenia’s compensation and employee benefit obligations relating to current and former employees of each company, and generally allocates liabilities and responsibilities relating to employee compensation and benefit plans and arrangements. The Employee Matters Agreement generally provides that, prior to or in connection with the separation, Xenia employees will cease to participate in employee benefit plans and programs maintained by InvenTrust Properties, and from and after the separation, will participate in plans and programs maintained by Xenia for the benefit of its employees. In addition, the Employee Matters Agreement provides that, unless otherwise specified, InvenTrust Properties will be responsible for liabilities associated with employees who are employed by InvenTrust Properties following the separation and former InvenTrust Properties employees, and Xenia will be responsible for liabilities associated with employees who are employed by Xenia following the separation and former Xenia employees.
The Employee Matters Agreement also sets forth the general principles relating to employee matters, including with respect to the assignment of employees as between InvenTrust Properties and Xenia, COBRA and disability coverage obligations, workers’ compensation, accrued paid time off, employee service credit, and the sharing of employee information. The agreement specifically provides that each of InvenTrust Properties and Xenia are responsible for liabilities for awards under their respective share unit plans, except that InvenTrust Properties is liable for awards granted to InvenTrust Properties employees under the Xenia share unit plan prior to the separation. The parties agreed that accounts in InvenTrust Properties’ 401(k) plan attributable to Xenia employees and former Xenia employees and all of the related assets in InvenTrust Properties’ 401(k) plan would be transferred to Xenia’s 401(k) plan as soon as practicable following the separation.
The foregoing is a summary of the material terms of the Employee Matters Agreement and does not purport to be complete and is subject to, and qualified in its entirety by, the Employee Matters Agreement, which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Statement of Policy Regarding Transactions with Related Persons
Our board of directors has adopted a written policy regarding the review, approval and ratification of transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that management present to the audit committee any proposed “related person transaction” (defined as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K)) had, has or will have a direct or indirect interest), including all relevant facts and circumstances relating thereto. The audit committee will review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction. Any related person transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with Section 2-419 of the MGCL (if applicable), or any successor provision thereto, the Company’s charter and bylaws and the guidelines set forth in the related person policy.
Because the Company was a wholly owned subsidiary of InvenTrust Properties at the time that the agreements described above under the heading “Certain Relationships and Related Party Transactions - Agreements with InvenTrust Properties” were entered into, our audit committee was not yet formed and this policy was not yet in effect.
ARTICLE IX: ATTENDING THE ANNUAL MEETING

If you plan to attend the meeting, you must be a registered holder or beneficial owner of shares of Xenia common stock as of the close of business on the Record Date of April 1, 2016, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can print your own tickets and you must bring them to the meeting to gain access. Tickets can be printed by accessing the "Register for Meeting" Registration link at www.ProxyVote.com and following the instructions provided (you will need the 16 digit number included on your proxy card, voter instruction form or notice). Representatives of corporate or institutional stockholders will need to pre-register and bring photo identification to the meeting together with their admission ticket.
If you are unable to print your tickets, please contact us at 407-317-6950 for assistance. Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 11:59 p.m. Eastern Time on Friday, May 20, 2016. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver's license or passport with their admission ticket and you may be denied admission if you do not. Seating will begin at 8:45 a.m. and the meeting will begin promptly at 9:00 a.m.
ARTICLE X: MISCELLANEOUS
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
This proxy statement for the Annual Meeting and the Annual Report for the fiscal year ended December 31, 2015, are available free of charge at www.proxyvote.com. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Xenia Hotels & Resorts, Inc., Attention: Vice President–Finance, 200 S. Orange Avenue, Suite 1200, Orlando, Florida 32801 (phone: 407-317-6950). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.xeniareit.com.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are stockholders may be householding the Company’s proxy materials. If you receive a householding notification from your broker, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by your broker. Once you receive notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise.
Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker. In addition, if you receive a householding notification and wish to receive a separate annual report or proxy statement at your address, you should also contact your broker directly.
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING
Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the proxy holders to vote the shares represented by all valid proxies in accordance with their discretion on such matters.

By Order of the Board of Directors

Marcel Verbaas
President and Chief Executive Officer
Orlando, Florida
April 11, 2016

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

XENIA HOTELS & RESORTS, INC. 200 SOUTH ORANGE AVE. SUITE 1200 ORLANDO, FL 32801
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E07588-P74000	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XENIA HOTELS & RESORTS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:			☐	☐	☐
1.	Election of directors
Nominees:
	1) Jeffrey H. Donahue	5) Beverly K. Goulet
	2) John H. Alschuler	6) Mary E. McCormick
	3) Keith E. Bass	7) Dennis D. Oklak
	4) Thomas M. Gartland	8) Marcel Verbaas

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
2.	Ratification of the Appointment of KPMG LLP as Xenia Hotels & Resorts, Inc.’s Independent Registered Public Accounting Firm for Fiscal Year 2016.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly has your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E07589-P74000

XENIA HOTELS & RESORTS, INC.
Annual Meeting of Stockholders May 24, 2016
This proxy is solicited by the Board of Directors

The undersigned hereby revokes all prior proxies and appoints Marcel Verbaas and Barry A.N. Bloom, and each of them, with full power of substitution, as proxies and attorneys-in-fact to represent the undersigned and to vote all shares of Xenia Hotels & Resorts, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on Tuesday, May 24, 2016 at 9:00 a.m., local time, at the offices of Baker & Hostetler LLP, SunTrust Center, Suite 2300, 200 S. Orange Avenue, Orlando, Florida 32801, as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve. The undersigned hereby acknowledges receipt of the notice of Annual Meeting of Stockholders and accompanying Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is properly executed but no such direction is made, this proxy will be voted "FOR" each director nominee in Proposal 1 and "FOR" Proposal 2.

Continued and to be signed on reverse side